Exhibit 10.11

Smith Barney Account No.: _________

CITIGROUP EMERGING CTA PORTFOLIO L.P.

(a New York limited partnership)

Subscription Agreement

Citigroup Managed Futures LLC

731 Lexington Avenue - 25th floor

New York, New York 10022

Re: Citigroup Emerging CTA Portfolio L.P.

Ladies and Gentlemen:

1. Subscription for Units. I hereby irrevocably subscribe for the amount of Units (and partial Units rounded to four decimal places) of Limited Partnership Interest (“Units”) of Citigroup Emerging CTA Portfolio L.P. (the “Partnership”) as indicated on page B-7 hereof. I understand that each Unit will be offered at Net Asset Value per Unit on the date of sale during the continuous offering period (as those terms are defined in the Partnership’s Private Placement Offering Memorandum). I hereby authorize Citigroup Global Markets Inc. (“CGM”) to debit my Smith Barney customer securities account in the amount of my subscription as described in “Investing in the Fund” in the Private Placement Offering Memorandum dated March 2006, as amended or supplemented from time to time (the “Memorandum”).

I am aware that this subscription is not binding on the Partnership unless and until it is accepted by the General Partner, which may reject this subscription in whole or in part for any reason whatsoever. I understand that the General Partner will advise me within 5 business days of receipt of my funds and this Agreement if my subscription has been rejected. I further understand that if this subscription is not accepted, the full amount of my subscription will be promptly returned to me without deduction.

2. Representations, Warranties and Covenants of Subscriber. As an inducement to the General Partner on behalf of the Partnership to sell me the Units for which I have subscribed I hereby represent, warrant and agree as follows:

(a) I am over 21 years old, am legally competent to execute this Agreement and have received and reviewed the Memorandum and the Partnership’s most recent monthly statement and annual report, if any, and except as set forth in the Memorandum, no representations or warranties have been made to me by the Partnership, its General Partner or their agents, with respect to the business of the Partnership, the financial condition of the Partnership, the deductibility of any item for tax purposes or the economic, tax, or any other aspects or consequences of a purchase of a Unit, and I have not relied upon any information concerning the offering, written or oral, other than that contained in the Memorandum or provided by the General Partner at my request. In addition, I have been represented by such legal and tax counsel and others selected by me as I have found it necessary to consult concerning this transaction. I am in compliance with all federal and state regulatory requirements applicable to this investment. With respect to the tax aspects of my investment, I am relying upon the advice of my own personal tax advisors and upon my own knowledge with respect thereto.

(b) I have carefully reviewed the various conflicts of interest set forth in the Memorandum, including those arising from the fact that the General Partner is an affiliate of CGM, the selling agent and commodity broker/dealer for the Partnership.

(c) I am authorized, and the individual or individuals signing this Agreement are empowered to enter into this Subscription Agreement and become a limited partner in the Partnership.

(d) I hereby acknowledge and agree to the terms of the Customer Agreement between the Partnership and CGM and to the payment to CGM of fees as described in the Memorandum. I understand that lower fees might be available, but that the General Partner will not negotiate with CGM or any other broker to obtain such lower rates. Additionally, I hereby acknowledge and agree to the payment to the General Partner of an administrative fee as described in the Memorandum.

(e) The Partnership has made available to me, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General Partner and its representatives, concerning the terms and conditions of the offering, and has afforded me access to obtain any information, documents, financial statements, records and books (i) relating to the Partnership, its business, the offering and an investment in the Partnership, and (ii) necessary to verify the accuracy of any information, documents, financial statements, records and books furnished in connection with the offering. All materials and information requested by me, including any information requested to verify any information furnished, have been made available and have been examined to my satisfaction.

(f) I understand that the Partnership offering has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the provisions of the securities or other laws of certain jurisdictions, in reliance on exemptions for private offerings contained in the Securities Act and in the laws of certain jurisdictions. I am fully aware of the restrictions on sale, transferability and assignment of the Units as set forth in the Limited Partnership Agreement, and that I must bear the economic risk of my investment in the Partnership for an indefinite period of time because the offering has not been registered under the Securities Act. I understand that the Units cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that any transfer requires the consent of the General Partner, who may determine not to permit any specific transfer.

(g) I represent that I am aware of the speculative nature of this investment and of the high degree of risk involved, that I can bear the economic risks of this investment and can afford a complete loss of my investment. As evidence of the foregoing, I hereby represent to you that I:

(i)	have sufficient liquid assets to pay the purchase price for my interest in the Partnership;
(ii)	have adequate means of providing for my current needs and possible personal contingencies and have no present need for liquidity of my investment in the Partnership;
(iii)	have adequate net worth and sufficient means to sustain a complete loss of my investment in the Partnership;
(iv)	have substantial experience in making similar investments;

(v)	have sufficient knowledge to be able to evaluate the merits and risks of this investment;
(vi)	have made this decision to invest in the Partnership based on my own independent evaluation;
(vii)

(x) am an accredited investor as defined in Rule 501(a) of the Securities Act; (y) am a qualified eligible person as defined in Commodity Futures Trading Commission (“CFTC”) Rule 4.7; and (z) own securities of issuers unaffiliated with me and other investments with an aggregate market value in excess of $5,000,000. See Exhibit I for the terms of these qualifications.

(h) I will not transfer or assign this Subscription Agreement, or any of my interest herein. I am acquiring my interest in the Partnership hereunder for my own account and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that the General Partner may in its absolute discretion require any limited partner to redeem all or part of his Units, upon 10 days’ notice to such limited partner.

(i) If I am not a citizen or resident of the United States for U.S. tax purposes, I agree to pay or reimburse CGM or the Partnership for any taxes, including but not limited to withholding tax imposed with respect to my Units.

(j) If I am a collective investment vehicle, I am in compliance with all applicable Federal regulatory requirements including the registration rules of the Commodity Futures Trading Commission.

(k) I understand that as part of the Partnership’s responsibility for the prevention of money laundering, CGM or the General Partner may require a detailed verification of identity and the source of payment. In the event of delay or failure by me to produce any information required for verification purposes, the General Partner may refuse to accept my application and subscription funds relating thereto or may refuse to process a redemption request until proper information has been provided.

(l) I represent and affirm that (i) I have a net worth, either alone or with my spouse, exceeding ten (10) times my investment, or (ii) I have, either alone or with my professional advisor, the capacity to protect my interests in connection with this transaction, or (iii) I am able to bear the economic risk of this investment.

(m) I represent that the information contained herein is complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information which may occur prior to the acceptance of my subscription and will promptly send the General Partner written confirmation thereof.

3. Acceptance of Limited Partnership Agreement and Power of Attorney. I hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Limited Partnership Agreement as if my signature were subscribed thereto. I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) an Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (a) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability and (b) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.

4. Indemnification. I hereby agree to indemnify and hold harmless the Partnership, the General Partner and its affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of any breach by me of the covenants, warranties and representations contained in this Subscription Agreement.

5. Survival. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in Section 4 shall survive (i) the acceptance of the subscription, (ii) changes in the transactions, documents and instruments described in the Memorandum that are not material, and (iii) the death or disability of the undersigned.

6. Miscellaneous. This subscription is not revocable by me and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may not be amended orally. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

7. Employee-Benefit Plans. By so indicating on page B-7 hereof, the undersigned hereby represents and warrants whether or not the subscriber is a “Benefit Plan Investor” within the meaning of U.S. Department of Labor Regulation 29 CFR 2510.3-101 (the “Plan Assets Regulation”). Generally, a “Benefit Plan Investor” is any plan or fund organized by an employer or employee organization to provide retirement, deferred compensation, welfare or similar benefits to employees, an IRA, Keogh Plan or an entity, including a hypothetical entity described in Section (g) of the Plan Assets Regulation, in which 25% or more of any class of equity interests is owned by such plans and that is primarily engaged in the business of investing capital. If the undersigned is investing with the assets of, or on behalf of, an employee-benefit plan subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or plan subject to Section 4975 of the Internal Revenue Code of 1986 (the “Plan”) (such undersigned, the “Fiduciary”) then the Fiduciary further represents and agrees as follows with respect to the Plan:

(1) Either (a) or (b): (a) neither CGM, the General Partner nor any of their employees, Financial Advisors or affiliates (i) manages any part of the investment portfolio of the Plan, or (ii) has an agreement or understanding, written or unwritten, with the Fiduciary under which the Fiduciary regularly receives information, recommendations or advice concerning investments which are used as a primary basis for the Plan’s investment decisions and which are individualized to the particular needs of the Plan.

or (b) The relationship between the Plan and CGM, the General Partner or any of their employees, Financial Advisors or affiliates comes within (i) or (ii) above with respect to only a portion of the Plan’s assets and the investment in the Partnership is being made by the Fiduciary from a portion of Plan assets with respect to which such relationship does not exist.

(2) Although a CGM account executive or a Financial Advisor may have suggested that the Fiduciary consider the investment in the Partnership, the Fiduciary has studied the Memorandum and has made the investment decision solely on the basis of the Memorandum and without reliance on such suggestion.

(3) The Plan is in compliance with all applicable Federal regulatory requirements.

(4) The undersigned Fiduciary acknowledges that it is: independent of CGM, the General Partner and all of their affiliates; capable of making an independent decision regarding the investment of Plan assets; knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Partnership.

(5) The undersigned Fiduciary, if the Plan is an IRA or Keogh account of which CGM is the custodian, hereby directs said custodian as custodian of the Plan to subscribe for the amount indicated on page B-7 hereof. In addition, the Fiduciary represents and confirms that all of the information contained in this Subscription Agreement and relating to the subscribing Plan is complete and accurate.

Please complete this Subscription Agreement by filling in the blanks and executing it on the following page.

EXECUTION PAGE

I.	For Client To Complete:
A.	Subscription Amount: I hereby subscribe for $_____________ (minimum $25,000).
B.

Representation: The foregoing statements are complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information and will promptly send the General Partner written confirmation thereof.

C.	Accreditation: Please complete and initial the following:

1.	________ [initial here]	I own securities with market value in excess of $5,000,000
2.	________ [initial here]	I am an “accredited investor” and a “qualified eligible person” under Section (1) and paragraph ______ of Section (2) of Exhibit I on page B-9.
D.	Benefit Plan Investor Status: The subscriber is ____ or is not ____ a “Benefit Plan Investor” as defined in Section 7 above.
E.	Signature: [If Joint Ownership, All Parties Must Sign (if fiduciary, partnership or corporation, indicate capacity of signatory under signature line)]

I have executed this Subscription Agreement including Power of Attorney.

Signature (include Title, if applicable)	Signature (include Title, if applicable)

Date	Date

F.	Please complete information on the next page.

II.       For Branch Use:

I have received all documents required to open this account and acknowledge the suitability of this investment for the client. In recommending the purchase of Units, I, on behalf of Citigroup Global Markets have determined the suitability of the subscriber and will maintain records containing the basis of the suitability determination. Prior to executing the purchase of Units, I, on behalf of Citigroup Global Markets have informed the subscriber of facts relating to the liquidity and marketability of the Units. If the account is a partnership or trust, I acknowledge that my review of the partnership or trust documents allows investments in limited partnerships whose principal business is in futures trading. I further confirm that the anti-money laundering and know-your-customer documentation for this subscriber is complete.

____________________________

Branch Manager - Signature

_______________________________

Branch Manager - Print Name

III. For General Partner’s Use: ACCEPTED: CITIGROUP MANAGED FUTURES LLC By: ______________________________ Name: ____________________________ Title: ______________________________

Registration Data

Name of Limited Partner (Please Print) (See Note 1 Below)	Name of Joint Limited Partner (if any) (Please Print)

Residence Street Address (See Note 2 Below)	Mail Address (if different than Residence Address)

City State Zip Code	City State Zip Code

Social Security or Federal Employer ID Number	If Joint Partnership, check one:

CGM Account Number	[__] Joint Tenants with right to Survivorship (all parties must sign)
Note 1: If subscriber is an ERISA plan or account, please so indicate (e.g.: “XYZ Co. Pension Plan, “Dr. A Keough Account,” Mr. B IRA Account”)	[__] Tenants in Common [__] Community Property

If Fiduciary or Corporation, check one:
Note 2: The address given above must be the residence address of the Limited Partner. Post Office boxes and other nominee addresses will not be accepted.	[__] Trust [__] Partnership [__] Corporation

Exhibit I

You must be both an “accredited investor” and a “qualified eligible person” in order to invest in the Partnership. If you satisfy the requirements of Section (1) and Section (2) of this Exhibit I, then you are both an “accredited investor” and a “qualified eligible person.” Please indicate in item I.C.2. on page B-7 that you satisfy the requirements of Section (1) and Section (2), including the appropriate paragraph of Section (2).

Section (1).

A person satisfies the requirements of this Section (1) if that person owns securities (including pool participations) of issuers not affiliated with1 that person and other investments with an aggregate market value in excess of $5,000,000;

Section (2).

A person satisfies the requirements of this Section (2) if the Partnership reasonably believes that person comes within any of the following categories at the time of the sale of Units to that person:

Natural Person Investors:

a.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase in the Partnership exceeds $1,000,000;
b.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

c.	Any director, executive officer, or general partner of the Partnership, or any director, executive officer, or general partner of a general partner of the Partnership;

Entity Investors:

d.

An investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of such Act not formed for the specific purpose of investing in the Partnership;

e.	A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

______________
[1]

Affiliate of, or a person affiliated with, a specified person means a person that directly or indirectly through one or more persons, controls, is controlled by, or is under common control with the specified person.

f.

A bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act acting for its own account or for the account of a qualified eligible person;

g.	An insurance company as defined in section 2(13) of the Securities Act acting for its own account or for the account of a qualified eligible person;
h.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

i.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974; provided, that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company, or registered investment adviser; or that the employee benefit plan has total assets in excess of $5,000,000; or, if the plan is self-directed, that investment decisions are made solely by persons that are both accredited investors and qualified eligible persons;

j.	A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940 (the “Advisers Act”);
k.

An organization described in section 501(c)(3) of the Internal Revenue Code, with total assets in excess of $5,000,000, which is not formed for the specific purpose of participating in the Partnership;

l.

A corporation, Massachusetts or similar business trust, partnership or limited liability company, other than a commodity pool, which has total assets in excess of $5,000,000, and is not formed for the specific purpose of participating in the Partnership;

m.

A trust or commodity pool, with total assets in excess of $5,000,000, not formed for the specific purpose of participating in the Partnership, and whose participation in the Partnership is directed by a person who is both a qualified eligible person and a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

n.	Any entity in which all of the equity owners are both accredited investors and qualified eligible persons.